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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) January 30, 2003


RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. (as depositor under a Pooling and Servicing Agreement, dated as of January 1, 2003, providing for, inter alia, the issuance of Mortgage Asset-Backed Pass-Through Certificates, Series 2003-RZ1)

                    Residential Asset Mortgage Products, Inc.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



            DELAWARE              333-86786                          41-1955181
            --------              ---------                          ----------
(STATE OR OTHER JURISDICTION       (COMMISSION                  (I.R.S. EMPLOYER
OF INCORPORATION)                  FILE NUMBER)                 IDENTIFICATION
                                                                      NO.)




       8400 Normandale Lake Blvd., Suite 250, Minneapolis, Minnesota 55437
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)




      Registrant's telephone number, including area code, is (952) 857-7000

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                         Exhibit Index located on Page 2


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Items 1  through  4,  Item 6 and Item 8 are not  included  because  they are not applicable.

Item 5. Other Events.
        ------------

        On January 30, 2003, Residential Asset Mortgage Products, Inc. caused the issuance and sale of the Mortgage Asset-Backed Pass-Through Certificates, Series 2003-RZ1, pursuant to a Pooling and Servicing Agreement, dated as of January 1, 2003, among Residential Asset Mortgage Products, Inc., as company, Residential Funding Corporation, as master servicer, and JPMorgan Chase Bank, as trustee.


Item 7. Financial Statements Pro Forma Financial Information and Exhibits.
        -----------------------------------------------------------------

               (a)    Not applicable

               (b)    Not applicable

               (c) Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

                                                            Sequentially
                                                                Numbered
Exhibit                                                          Exhibit
Number                                                              Page


     10.1 Pooling and Servicing Agreement, dated as of January 1, 2003 among Residential Asset Mortgage Products, Inc., as company, Residential Funding Corporation, as master servicer, and JPMorgan Chase Bank, as trustee.

     10.2 Certificate Guaranty Insurance Policy issued by Ambac Assurance Corporation in connection with the Residential Asset Mortgage Products, Inc. Mortgage Asset-Backed Pass-Through Certificates, Series 2003-RZ1

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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             RESIDENTIAL ASSET MORTGAGE
                                             PRODUCTS, INC.


                                             By /s/ Mark White
                                             Name:  Mark White
                                             Title: Vice President

Dated: January 30, 2003


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                                  Exhibit 10.1

                         Pooling and Servicing Agreement

                                  Exhibit 10.2

                      Certificate Guaranty Insurance Policy


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